UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 27, 2008

BPO MANAGEMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28560	22-2356861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 N. Hancock Street, Anaheim, California 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (714) 974-2670

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 7.01                      Regulation FD Disclosure

On May 27, 2008, we issued a press release pertaining to our financial results for the quarter ended March 31, 2008.  A copy of that press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1                   Press release dated May 27, 2008 pertaining to our financial results for the quarter endedMarch 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2008	BPO MANAGEMENT SERVICES, INC. (Registrant)

	By:	/s/ Patrick Dolan
Patrick Dolan, Chairman and Chief Executive Officer